As filed with the Securities and Exchange Commission on August 29, 2008

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21342

LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Peter E. Sundman, Chief Executive Officer
c/o Neuberger Berman Management Inc.
Lehman Brother First Trust Income Opportunity Fund
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.

K&L Gates LLP

1601 K Street, N.W.
Washington, D.C. 20006-1600

(Names and Addresses of agents for service)

Date of fiscal year end:       December 31, 2008
Date of reporting period:    June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Shareholders

Lehman Brothers
First Trust Income
Opportunity Fund

(Ticker Symbol: LBC)

Semi-Annual Report

June 30, 2008

Contents

THE FUND

Chairman's Letter	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	13

FINANCIAL HIGHLIGHTS/PER SHARE DATA	24

DIVIDEND REINVESTMENT PLAN	26

Directory	27

Proxy Voting Policies and Procedures	28

Quarterly Portfolio Schedule	28

Report of Votes of Shareholders	29

©2008 Lehman Brothers Asset Management LLC. All rights reserved.

Chairman's Letter

Dear Shareholder:

We are pleased to present to you the semi-annual report for Lehman Brothers First Trust Income Opportunity Fund, covering the six months ended June 30, 2008. The report includes portfolio commentary, a listing of the Fund's investments, and its financial statements for the reporting period.

The Fund's investment objective is to seek high total return through income plus capital appreciation. The Fund pursues this investment objective by investing primarily in high yield debt securities. Its performance is dependent on several factors, including the rate of interest received on securities held by the Fund, the cost of distributions payable on Money Market Cumulative Preferred Shares issued by the Fund, and the results of interest rate hedges used by the Fund in seeking to manage short-term interest rate costs.

Portfolio Co-Managers Ann H. Benjamin and Thomas P. O'Reilly and their team of seasoned investment professionals at Lehman Brothers Asset Management LLC manage the portfolio. The team takes a proactive approach to high yield asset management, integrating detailed security and industry analysis within the context of a global economic outlook. The portfolio management team and research analysts are industry specialists who carry out independent primary research on companies and industries. In addition to seeking value from specific issue selections, they also implement strategies seeking to take advantage of value opportunities across industry sectors and credit quality tiers.

Since February 2008, the market for auction rate preferred securities has experienced significant disruption that has resulted in failed auctions for many of these securities, including the Money Market Cumulative Preferred Shares issued by the Fund. While at this time we cannot predict whether, how or when complete or partial liquidity will return, we continue to work toward finding a solution while keeping in mind the interests of both the common and preferred shareholders of the Fund.

We thank you for the trust you have placed in us by investing in Lehman Brothers First Trust Income Opportunity Fund. We will continue to do our best to earn it.

Sincerely,

Peter Sundman
Chairman of the Board
Lehman Brothers First Trust
Income Opportunity Fund

First Trust Income Opportunity Fund Commentary

For the six months ended June 30, 2008, Lehman Brothers First Trust Income Opportunity Fund posted a negative total return on a net asset value (NAV) basis, underperforming its benchmark, the Lehman Brothers High Yield 2% Issuer Cap Index.

Throughout the reporting period, high yield bonds were quite volatile — rallying periodically on the release of good economic data and when investors seemed to believe that the worst might be over for embattled financial institutions and then selling off when it appeared the economy could be headed for recession and when leading financial institutions announced more large write-offs. The Federal Reserve's June decision to shift into neutral in response to increased inflationary pressure further unnerved high yield investors. High yield credit spreads (the difference in yield between comparable maturity high yield bonds and U.S. Treasuries), which had begun the year at 600 basis points (6%), widened to 736 basis points by the end of June, reflecting the weaker fundamental credit outlook.

While credit spreads have widened, we believe that the resultant re-pricing of risk as well as structural improvements in the new issue market are positive for the longer term health of high yield securities. However, even with more reasonably priced and more conservatively structured new issues, we remain quite selective in our new issue activity.

Over the course of the first half of 2008, portfolio positioning was characterized by our defensive positioning in sectors with a higher degree of earnings visibility and cash flow generation (such as utilities) while being underweighted in the more deeply cyclical sectors (such as autos). Anticipating more moderate economic growth, we have been gravitating to less economically sensitive industry groups, which historically enjoy more stable cash flows.

The portfolio's weighted average maturity and duration (a standard measure of interest rate risk) fluctuated only modestly over the six-month reporting period. This was a function of security selection rather than a response to interest rate trends. Before the beginning of the year, we had increased our exposure to BB rated securities (the highest rated securities in our universe). Improving the credit quality of the portfolio helped buoy portfolio returns during this difficult period. As of June 30, 2008, the portfolio's quality distribution remained overweighted to higher quality bonds relative to the benchmark.

We believe that high yield fundamentals are directly linked to the relative health of the economy. Although some economists and market observers opined early in the year that the economy was already in recession, first quarter GDP growth came in at positive 0.9%. We also observe that, with the notable exception of financial companies, second quarter earnings have thus far largely met the market's (modest) expectations.

Granted, with high energy and food prices beginning to restrain consumer spending, and declining housing prices combined with a softening labor market eroding consumer confidence, the economy may slip into recession in the coming quarters and earnings growth may flag. However, we have not seen the kind of excess manufacturing inventories and low capacity utilization rates generally associated with the beginning of steep and prolonged downturns. Our conclusion is that if a recession is in the cards, it is likely to be relatively shallow and short-lived.

We expect to remain in a defensive stance over the next several quarters, given the aforementioned economic headwinds and the expected increase in high yield default rates. However, we will continue to look for attractive value in what we believe will continue to be a volatile market.

RATING SUMMARY

BBB	4.5%
BB	32.6
B	44.8
CCC	10.1
Not Rated	2.0
Short Term	6.0

Sincerely,

Ann H. Benjamin and Thomas P. O'Reilly
Portfolio Co-Managers

PERFORMANCE HIGHLIGHTS

Lehman Brothers First Trust Income Opporunity

		Six Month Period Ended	Average Annual Total Return
	Inception Date	6/30/08	1 Year	Since Inception
NAV[1,3]	7/28/03	(1.44%)	(4.53%)	8.09%
Market Price[2,3]	7/28/03	0.75%	(15.49%)	5.13%

Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is not indicative of future results.

Portfolios that invest in bonds and other fixed income securities can provide regular income and have historically been less volatile than most stock funds. However, they are subject to risks including credit risk, default on principal or interest payments and interest rate fluctuations. High yield bonds, also known as "junk bonds," are subject to additional risks such as the increased risk of default.

Endnotes

1  Returns based on Net Asset Value ("NAV") of the Fund.

2  Returns based on market price of Fund shares on the New York Stock Exchange.

3  Performance for NAV and Market Price assumes reinvestment of all dividends and capital gain distributions. Shares of the Fund fluctuate in value. Fund performance changes over time and currently may be different from that shown as of 6/30/08. Past performance is no guarantee of future results. More current Fund performance information can be obtained by visiting the Fund's website at www.lbftincomeopportunity.com.

Glossary of Indices

Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index:	Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged sub-index of Lehman Brothers U.S. Corporate High Yield Index, which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt, capped such that no single issuer accounts for more than 2% of the index weight.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the above-described index.

Schedule of Investments Lehman Brothers First Trust Income Opportunity Fund

(Unaudited)

PRINCIPAL AMOUNT		MARKET VALUE†
Bank Loan Obligations (0.7%)
Automotive (0.7%)
$1,350,000	General Motors Corp., Guaranteed Notes, 5.17%, due 11/29/13 (Cost $1,204,469)	$1,144,530
Corporate Debt Securities (153.6%)
Aerospace/Defense (3.2%)
3,705,000	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 7.63%, due 6/15/12	3,742,050
165,000	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 6.13%, due 7/15/13	155,925
1,010,000	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	944,350
		4,842,325
Airlines (0.6%)
1,205,712	Continental Airlines, Inc., Pass-Through Certificates, 9.80%, due 4/1/21	892,227
Apparel/Textiles (0.4%)
630,000	Levi Strauss & Co., Senior Unsubordinated Notes, 9.75%, due 1/15/15	633,150
Auto Loans (8.7%)
265,000	Ford Motor Credit Co., Senior Unsecured Notes, 9.75%, due 9/15/10	231,049
3,130,000	Ford Motor Credit Co., Senior Unsecured Notes, 7.38%, due 2/1/11	2,540,045
3,305,000	Ford Motor Credit Co., Senior Unsecured Notes, 7.25%, due 10/25/11	2,561,246
6,245,000	Ford Motor Credit Co., Senior Unsecured Notes, 7.80%, due 6/1/12	4,829,920
4,190,000	General Motors Acceptance Corp., Senior Unsecured Notes, 6.88%, due 9/15/11	3,010,817
		13,173,077
Automotive (1.9%)
3,650,000	General Motors Corp., Senior Unsecured Notes, 7.20%, due 1/15/11	2,810,500	È
Beverage (1.8%)
1,970,000	Constellation Brands, Inc., Guaranteed Notes, 8.38%, due 12/15/14	1,994,625
720,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	676,800
		2,671,425
Building & Construction (0.6%)
910,000	K. Hovnanian Enterprises, Guaranteed Notes, 11.50%, due 5/1/13	944,125	ñ
Building Materials (0.5%)
420,000	Owens Corning, Inc., Guaranteed Notes, 6.50%, due 12/1/16	382,400
460,000	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	370,300
		752,700
Chemicals (3.7%)
475,000	Airgas, Inc., Guaranteed Notes, 7.13%, due 10/1/18	478,563	ñ
1,680,000	Hexion US Finance Corp., Senior Secured Notes, 9.75%, due 11/15/14	1,520,400
1,835,000	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	1,660,675	ñ
2,250,000	Momentive Performance Materials, Inc., Guaranteed Notes, 10.13%, due 12/1/14	1,878,750
		5,538,388

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		MARKET VALUE†
Electric - Generation (10.5%)
$1,378,000	AES Corp., Senior Secured Notes, 8.75%, due 5/15/13	$1,429,675	ñ
1,605,000	AES Corp., Senior Notes, 8.00%, due 6/1/20	1,548,825	ñ
5,415,000	Dynegy-Roseton Danskamme, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	5,333,775
4,410,000	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	3,957,975
570,000	Mirant Americas Generation, Inc., Senior Unsecured Notes, 8.50%, due 10/1/21	531,525
3,190,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	3,002,587
		15,804,362
Electric - Integrated (10.2%)
2,595,000	Energy Future Holdings Corp., Guaranteed Notes, 10.88%, due 11/1/17	2,620,950	ñ
7,570,000	Energy Future Holdings Corp., Guaranteed Notes, 11.25%, due 11/1/17	7,551,075	ñ
2,205,000	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	2,171,925	ñ
3,230,000	Texas Competitive Electric Holdings Co. LLC, Guaranteed Notes, 10.50%, due 11/1/16	3,125,025	ñ
		15,468,975
Electronics (3.7%)
2,090,000	Flextronics Int'l, Ltd., Senior Subordinated Notes, 6.25%, due 11/15/14	1,954,150
4,285,000	Freescale Semiconductor, Inc., Guaranteed Notes, 9.13%, due 12/15/14	3,331,587
345,000	Sanmina-Sci Corp., Guaranteed Notes, 6.75%, due 3/1/13	309,638
		5,595,375
Energy - Exploration & Production (7.1%)
3,635,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	3,635,000
2,420,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 6/15/14	2,401,850
1,770,000	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 1/15/16	1,708,050
1,955,000	Pioneer Natural Resources Co., Senior Unsecured Notes, 6.65%, due 3/15/17	1,834,738
1,115,000	Southwestern Energy Co., Senior Unsecured Notes, 7.50%, due 2/1/18	1,147,235	ñ
		10,726,873
Environmental (0.9%)
1,375,000	Allied Waste North America, Inc., Senior Secured Notes, Ser. B, 7.25%, due 3/15/15	1,371,563
Food & Drug Retailers (2.4%)
1,175,000	Rite Aid Corp., Guaranteed Notes, 8.63%, due 3/1/15	778,438
1,425,000	Rite Aid Corp., Guaranteed Notes, 10.38%, due 7/15/16	1,290,451
2,385,000	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	1,574,100
		3,642,989
Gaming (9.3%)
765,000	Chukchansi Economic Development Authority, Senior Unsecured Notes, 8.00%, due 11/15/13	657,900	ñ
3,000,000	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	2,932,500	ñ
575,000	Fontainebleau Las Vegas Holdings LLC, Second Mortgage, 10.25%, due 6/15/15	373,750	ñ
550,000	Harrah's Operating Co., Inc., Guaranteed Notes, 5.50%, due 7/1/10	491,563
2,655,000	Harrah's Operating Co., Inc., Guaranteed Notes, 10.75%, due 2/1/16	2,203,650	ñ
1,670,000	Isle of Capri Casinos, Inc., Guaranteed Notes, 7.00%, due 3/1/14	1,177,350
1,781,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	1,910,122	ñ
1,755,000	San Pasqual Casino, Notes, 8.00%, due 9/15/13	1,597,050	ñ
3,390,000	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	2,754,375	ñ
		14,098,260
Gas Distribution (12.3%)
1,380,000	AmeriGas Partners L.P., Senior Notes, 7.13%, due 5/20/16	1,279,950
1,530,000	El Paso Natural Gas Co., Senior Unsecured Notes, 8.38%, due 6/15/32	1,708,562
1,635,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	1,602,300

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		MARKET VALUE†
$1,462,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 6.75%, due 5/1/14	$1,334,075
1,780,000	Kinder Morgan, Inc., Senior Unsecured Notes, 6.50%, due 9/1/12	1,735,500
1,530,000	MarkWest Energy Partners L.P., Senior Notes, 8.75%, due 4/15/18	1,564,425	ñ
2,285,000	Regency Energy Partners L.P., Guaranteed Notes, 8.38%, due 12/15/13	2,336,412
810,000	Sabine Pass L.P., Senior Secured Notes, 7.25%, due 11/30/13	737,100
4,680,000	Sabine Pass L.P., Senior Secured Notes, 7.50%, due 11/30/16	4,212,000
2,025,000	Transcontinental Gas Pipe Line, Senior Unsecured Notes, 7.25%, due 12/1/26	2,070,563
		18,580,887
Health Services (17.1%)
6,795,000	HCA, Inc., Senior Secured Notes, 9.63%, due 11/15/16	6,998,850
3,220,000	LVB Acquisition Merger, Inc., Guaranteed Notes, 10.38%, due 10/15/17	3,413,200	ñ
2,390,000	LVB Acquisition Merger, Inc., Guaranteed Notes, 11.63%, due 10/15/17	2,533,400	ñ
2,680,179	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 9.90%, due 9/15/08	2,291,553	ñµ
4,045,000	Select Medical Corp., Guaranteed Notes, 7.63%, due 2/1/15	3,549,487
4,115,000	Service Corp. Int'l, Senior Unsecured Notes, 7.50%, due 4/1/27	3,497,750
2,435,000	US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12	2,416,738
520,000	Ventas Realty L.P., Senior Notes, 6.63%, due 10/15/14	499,200
700,000	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	672,000
		25,872,178
Hotels (0.4%)
705,000	Host Hotels & Resorts L.P., Senior Secured Notes, 7.13%, due 11/1/13	655,650
Investments & Misc. Financial Services (2.0%)
2,405,000	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	2,272,725
785,000	Cardtronics, Inc., Senior Subordinated Notes, Ser. B, 9.25%, due 8/15/13	741,825	ñ
		3,014,550
Leisure (1.1%)
1,980,000	Royal Caribbean Cruises, Senior Unsecured Notes, 7.50%, due 10/15/27	1,593,900
Media - Broadcast (4.2%)
3,970,000	CMP Susquehanna Corp., Guaranteed Notes, 9.88%, due 5/15/14	2,779,000
3,270,000	LIN Television Corp., Guaranteed Notes, 6.50%, due 5/15/13	2,992,050
675,000	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	617,625
		6,388,675
Media - Cable (10.0%)
1,540,000	CCH I Holdings LLC, Senior Secured Notes, 11.00%, due 10/1/15	1,141,525
1,210,000	CCH II Holdings LLC, Guaranteed Notes, 10.25%, due 10/1/13	1,092,025	È
485,000	Charter Communications, LLC, Senior Secured Second Lien Notes, 10.88%, due 9/15/14	498,338	ñ
4,920,000	DirecTV Holdings LLC, Guaranteed Notes, 8.38%, due 3/15/13	5,067,600
2,460,000	EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11	2,373,900
3,010,000	Mediacom Broadband LLC, Senior Unsecured Notes, 8.50%, due 10/15/15	2,690,187
2,070,000	Videotron Ltd., Senior Notes, 9.13%, due 4/15/18	2,163,150	ñ
		15,026,725
Media - Services (2.0%)
2,470,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14	2,053,188
1,470,000	WMG Holdings Corp., Guaranteed Notes, Step-Up, 0.00%/9.50%, due 12/15/14	926,100	^^
		2,979,288

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		MARKET VALUE†
Metals/Mining Excluding Steel (4.4%)
$875,000	Aleris Int'l, Inc., Guaranteed Notes, 9.00%, due 12/15/14	$696,719
920,000	Aleris Int'l, Inc., Guaranteed Notes, 10.00%, due 12/15/16	673,900
1,515,000	Arch Western Finance Corp., Senior Secured Notes, 6.75%, due 7/1/13	1,484,700
425,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.25%, due 4/1/15	446,781
275,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	290,125
2,710,000	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	2,642,250
335,000	Peabody Energy Corp., Guaranteed Senior Notes, Ser. B, 6.88%, due 3/15/13	335,837
		6,570,312
Non-Food & Drug Retailers (0.9%)
1,660,000	Blockbuster, Inc., Guaranteed Notes, 9.00%, due 9/1/12	1,357,050
Packaging (6.8%)
5,030,000	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	5,017,425
1,665,000	Berry Plastics Corp., Senior Secured Floating Rate Notes, 7.57%, due 7/15/08	1,594,237	µ
1,295,000	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	1,295,000
2,725,000	Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14	2,411,625
		10,318,287
Printing & Publishing (2.8%)
1,150,000	Dex Media West LLC, Senior Subordinated Notes, Ser. B, 9.88%, due 8/15/13	1,035,000
905,000	Idearc, Inc., Guaranteed Notes, 8.00%, due 11/15/16	569,019
1,765,000	R.H. Donnelley Corp., Senior Unsecured Notes, 6.88%, due 1/15/13	1,050,175
2,120,000	Reader's Digest Association, Inc., Senior Subordinated Notes, 9.00%, due 2/15/17	1,547,600	ñ
		4,201,794
Railroads (1.1%)
1,645,000	TFM SA de C.V., Senior Unsubordinated Notes, 9.38%, due 5/1/12	1,710,800
Real Estate Dev. & Mgt. (1.3%)
1,690,000	American Real Estate Partners L.P., Senior Unsecured Notes, 8.13%, due 6/1/12	1,622,400
385,000	American Real Estate Partners L.P., Guaranteed Notes, 7.13%, due 2/15/13	349,388
		1,971,788
Restaurants (0.6%)
1,035,000	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	895,275
Software/Services (3.9%)
3,430,000	First Data Corp., Guaranteed Notes, 9.88%, due 9/24/15	2,984,100	ñ
2,905,000	Sungard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	2,919,525
		5,903,625
Steel Producers/Products (3.0%)
1,640,000	Metals U.S.A. Holdings Corp., Senior Unsecured Floating Rate Notes, 8.70%, due 7/1/08	1,508,800	µ
1,120,000	Steel Dynamics, Inc., Senior Notes, 7.38%, due 11/1/12	1,120,000	ñ
2,020,000	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	1,863,450
		4,492,250
Support - Services (4.3%)
350,000	Hertz Corp., Guaranteed Notes, 10.50%, due 1/1/16	318,500
2,600,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	2,392,000	ñ
1,435,000	Lender Processing Services, Inc., Senior Unsecured Notes, 8.13%, due 7/1/16	1,436,794	ñØ
2,580,000	United Rentals N.A., Inc., Guaranteed Senior Notes, 6.50%, due 2/15/12	2,322,000
		6,469,294
Telecom - Integrated/Services (7.5%)
1,440,000	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	1,382,400
2,200,000	Intelsat Bermuda Ltd., Guaranteed Notes, 9.25%, due 6/15/16	2,216,500
1,190,000	Nextel Communications, Inc., Guaranteed Notes, Ser. E, 6.88%, due 10/31/13	1,005,550
2,960,000	Qwest Corp., Senior Unsecured Notes, 8.88%, due 3/15/12	3,019,200
1,485,000	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	1,303,087
1,260,000	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	1,048,950

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		MARKET VALUE†
$1,605,000	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	$1,380,300
		11,355,987
Theaters & Entertainment (1.3%)
1,960,000	AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12	2,013,900
Transportation Excluding Air/Rail (1.1%)
455,000	ERAC USA Finance Co., Guaranteed Notes, 6.38%, due 10/15/17	406,588	ñ
1,535,000	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	1,276,784	ñ
		1,683,372
	Total Corporate Debt Securities (Cost $243,054,619)	232,021,901
NUMBER OF SHARES
Short-Term Investments (11.6%)
14,900,411	Neuberger Berman Prime Money Fund Trust Class	14,900,411	@ØØ
2,643,951	Neuberger Berman Securities Lending Quality Fund, LLC	2,643,951	‡
	Total Short-Term Investments (Cost $17,544,362)	17,544,362
	Total Investments (165.9%) (Cost $261,803,450)	250,710,793	##
	Liabilities, less cash, receivables and other assets [(6.4%)]	(9,633,376)
	Money Market Cumulative Preferred Shares [(59.5%)]	(90,000,000)
Total Net Assets (100.0%)		$151,077,417

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  Investments in debt securities by Lehman Brothers First Trust Income Opportunity Fund (the "Fund") are valued daily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If market quotations are not readily available, securities are valued by methods the Board of Trustees of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted.

  The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

  •  Level 1 – quoted prices in active markets for identical investments

  •  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

  •  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$17,544,362	$—
Level 2 – Other Significant Observable Inputs	232,274,204	731,881
Level 3 – Significant Unobservable Inputs	892,227	—
Total	$250,710,793	$731,881

*Other financial instruments include swap contracts.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) cont'd

Following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
Balance as of 12/31/07	$2,971,504
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(558,231)
Net purchases/sales	(1,521,046)
Net transfers in and/or out of Level 3	—
Balance, as of 06/30/08	$892,227
Net change in unrealized appreciation/depreciation from investments still held as of 06/30/08	$(158,806)

##  At June 30, 2008, the cost of investments for U.S. federal income tax purposes was $263,037,569. Gross unrealized appreciation of investments was $1,485,146 and gross unrealized depreciation of investments was $13,811,922, resulting in net unrealized depreciation of $12,326,776, based on cost for U.S. federal income tax purposes.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2008, these securities amounted to $59,477,177 or 39.4% of net assets applicable to common shareholders.

^^  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2008.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

Ø  All or a portion of this security was purchased on a when-issued basis. At June 30, 2008, these securities amounted to $1,436,794.

ØØ  All or a portion of this security is segregated in connection with obligations for interest rate swap contracts, when-issued purchase commitments, and/or security lending.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
June 30, 2008
Assets
Investments in securities, at market value*† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$233,166,431
Affiliated issuers	17,544,362
250,710,793
Cash	634,726
Interest rate swaps, at market value (Note A)	709,412
Interest receivable	4,360,931
Receivable for securities sold	1,265,047
Receivable for securities lending income (Note A)	7,185
Prepaid expenses and other assets	27,281
Total Assets	257,715,375
Liabilities
Payable for collateral on securities loaned (Note A)	2,643,950
Distributions payable—preferred shares	43,718
Distributions payable—common shares	9,374
Payable for securities purchased	13,709,328
Payable to investment manager—net (Notes A & B)	120,752
Payable to administrator (Note B)	10,127
Payable for securities lending fees (Note A)	3,783
Accrued expenses and other payables	96,926
Total Liabilities	16,637,958
Money Market Cumulative Preferred Shares (3,600 shares issued and outstanding) at liquidation value	90,000,000
Net Assets applicable to Common Shareholders at value	$151,077,417
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$173,930,043
Distributions in excess of net investment income	(498,090)
Accumulated net realized gains (losses) on investments	(11,993,760)
Net unrealized appreciation (depreciation) in value of investments	(10,360,776)
Net Assets applicable to Common Shareholders at value	$151,077,417
Common Shares Outstanding, no par value; unlimited number of shares authorized	12,254,585
Net Asset Value Per Common Share Outstanding	$12.33
†Securities on loan, at market value	$2,512,675
*Cost of Investments:
Unaffiliated issuers	$244,259,088
Affiliated issuers	17,544,362
Total cost of investments	$261,803,450

See Notes to Financial Statements

Statement of Operations (Unaudited)

LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
For the Six Months Ended June 30, 2008
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$10,874,708
Income from investments in affiliated issuers (Note E)	162,410
Income from securities loaned—net (Note E)	20,490
Total income	$11,057,608
Expenses:
Investment management fees (Notes A & B)	737,150
Administration fees (Note B)	61,429
Investor service fees (Note B)	61,429
Auction agent fees (Note B)	113,724
Audit fees	21,582
Basic maintenance expense (Note B)	12,947
Custodian fees (Note B)	51,285
Insurance expense	4,662
Legal fees	40,749
Shareholder reports	39,373
Stock exchange listing fees	11,944
Stock transfer agent fees	11,219
Directors' fees and expenses	17,878
Miscellaneous	21,707
Total expenses	1,207,078
Investment management fees waived (Note A)	(4,248)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(1,485)
Total net expenses	1,201,345
Net investment income (loss)	$9,856,263
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(9,334,837)
Sales of investment securities of affiliated issuers	(12,195)
Interest rate swap contracts	(180,412)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(2,016,868)
Interest rate swap contracts	731,881
Net gain (loss) on investments	(10,812,431)
Distributions to Preferred Shareholders	(1,969,642)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$(2,925,810)

See Notes to Financial Statements

Statements of Changes in Net Assets

	LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
	Six Months Ended June 30, 2008	Year Ended December 31, 2007 (Unaudited)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$9,856,263	$20,411,514
Net realized gain (loss) on investments	(9,527,444)	2,476,586
Change in net unrealized appreciation (depreciation) of investments	(1,284,987)	(18,834,144)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(1,969,642)	(4,935,470)
Net realized gain on investments	—	(150,470)
Total distributions to preferred shareholders	(1,969,642)	(5,085,940)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(2,925,810)	(1,031,984)
Distributions to Common Shareholders From (Note A):
Net investment income	(8,088,026)	(20,709,303)
Net realized gain on investments	—	(589,446)
Total distributions to common shareholders	(8,088,026)	(21,298,749)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends	—	32,614
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(11,013,836)	(22,298,119)
Net Assets Applicable to Common Shareholders:
Beginning of period	162,091,253	184,389,372
End of period	$151,077,417	$162,091,253
Distributions in excess of net investment income at end of period	$(498,090)	$(296,685)

See Notes to Financial Statements

Notes to Financial Statements Lehman Brothers First Trust Income Opportunity Fund (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Lehman Brothers First Trust Income Opportunity Fund (the "Fund") was organized as a Delaware statutory trust on April 8, 2003, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. Prior to February 2007, Lehman Brothers Asset Management Inc. was investment adviser to the Fund. Effective February 2007, Neuberger Berman Management Inc. ("Management") became the investment adviser. Lehman Brothers Asset Management LLC ("LBAM LLC") is the sub-adviser to the Fund. The Fund's common shares are listed on the New York Stock Exchange under the symbol LBC.

  The Fund's investment objective is to seek high total return (income plus capital appreciation). The Fund pursues its investment objective by investing its assets primarily in high yield debt securities.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Security transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium, where applicable, and accretion of discount on securities (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from security transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  In accordance with Securities and Exchange Commission guidance, the Fund implemented the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes. The Fund has reviewed the tax positions for the open tax period as of June 30, 2008 and the open tax years as of December 31, 2007, and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on December 31, 2007, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses on mortgage-backed securities, income recognized on interest rate swaps, the character of distributions paid, and amortization of bond premium were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$21,374,313	$21,054,192	$5,010,376	$—	$—	$—	$26,384,689	$21,054,192

  As of December 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$47,790	$—	$(9,634,747)	$(1,907,357)	$(11,494,314)

  The difference between book basis and tax basis distributable earnings is attributable primarily to the timing differences of wash sales, post-October losses, and amortization of bond premium.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2007, the Fund elected to defer $1,907,357 of net capital losses arising between November 1, 2007 and December 31, 2007.

5  Foreign Taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities net of refunds recoverable.

6  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. The Fund intends to make monthly distributions of net investment income to common shareholders, after payments of any distributions on outstanding Money Market Cumulative Preferred Shares ("MMP"). There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the year ended December 31, 2008 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay additional distributions to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Distributions to preferred shareholders are accrued and determined as described in note A-8.

  On July 11, 2008, the Fund declared three monthly distributions to common shareholders in the amount of $0.11 per share per month, payable after the close of the reporting period, on July 31, 2008, August 29, 2008 and September 30, 2008, respectively, to shareholders of record on July 24, 2008, August 22, 2008 and September 23, 2008, respectively.

7  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

8  Money market cumulative preferred shares: The Fund is authorized to issue 3,750 MMP, each without par value. On October 22, 2003, the Fund issued 3,600 MMP with proceeds of $90,000,000 in a public offering. The underwriting commissions and offering costs of $1,236,545 were incurred in connection with the offering and were charged directly to paid-in capital of the common shares. Distributions to preferred shareholders are cumulative at a rate which is generally reset every twenty-eight days based on the results of an auction. The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25% for a regular distribution period and at a rate agreed to by the Fund and the broker-dealers for a special distribution period. For the six months ended June 30, 2008, Lehman Government Securities, Inc., an affiliate of Management, earned $0 in commissions.

  Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. A failed auction occurs when sellers outnumber bidders and, as a result, sellers cannot sell all, and in many cases any, of their auction rate preferred securities. When a failed auction occurs, the distribution rate for auction rate preferred securities resets to a maximum rate, which is typically determined according to a formula applied to a "base" rate. Historically, if there were not a sufficient number of bids to purchase all the auction rate preferred securities submitted to be sold in an auction, one or more broker-dealers would voluntarily allocate their own capital to purchase the remaining auction rate preferred securities. In doing so, the broker-dealer(s) would prevent a failed auction and, therefore, payment of distributions at the maximum rate. Earlier this year, most broker-dealers ceased allocating their capital to auctions for auction rate preferred securities, resulting in the unprecedented number of failed auctions.

  Beginning in February 2008, the auctions for the Fund's MMP have consistently failed. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Fund nor have they affected the credit quality of the MMP, which all continue to be rated AAA/Aaa. The Fund has paid, and continues to pay, distributions on its MMP at rates that are set at the maximum rate, which is 125% of the base rate (the base rate is the "AA" rated composite commercial paper rate) as a result of the failed auctions.

  If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Fund's returns for common shareholders could be adversely affected. The Fund continues to monitor the developments in the MMP market and consider the interests of the common and preferred shareholders when evaluating any potential solutions.

  Distributions to preferred shareholders are recorded daily and are payable at the end of each distribution period. Each distribution payment period for the MMP is generally twenty-eight days. For the six months ended June 30, 2008, the distribution rates for MMP ranged from 3.23% to 6.33%. The distribution rate for MMP on June 30, 2008 was 3.55%. In addition, at least annually, the Fund intends to distribute net realized capital gains, if any.

  The MMP are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid distributions, on any distribution payment date. The MMP are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid distributions, if the Fund defaults on its asset maintenance requirements with respect to the MMP and fails to cure such a default within the time permitted. If the distributions on the MMP shall remain unpaid in an amount equal to two full years' distributions, the holders of the MMP, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the MMP and the common shares have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share, and vote together as a single class, except that the holders of the MMP, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's Amended By-Laws. The Fund is required to maintain certain asset coverage with respect to the MMP as defined in the Fund's Amended and Restated By-Laws and the 1940 Act.

9  Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's MMP. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

  Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

  Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payment are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At June 30, 2008, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Citibank, N.A..	$45,000,000	January 28, 2011	2.92%	2.48%	$(22,469)	$731,881	$709,412

(1)  30 day LIBOR (London Interbank Offered Rate) at June 26, 2008.

10  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, currently serves as exclusive lending agent for the Fund. The Fund selected Neuberger through a bidding process in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by LBAM LLC, an affiliate of Management.

  Net income from the lending program represents a guaranteed amount received from Neuberger plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2008, the Fund received net income under the securities lending arrangement of approximately $20,490, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net." For the six months ended June 30, 2008, "Income from securities loaned — net" consisted of approximately $49,573 in income earned on cash collateral and guaranteed amounts (including approximately $28,605 of interest income earned from the Quality Fund and approximately $20,968 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $29,083 (including approximately $0 retained by Neuberger).

11  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that LBAM LLC has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

12  Reverse repurchase agreements: The Fund may enter into reverse repurchase agreements with institutions deemed creditworthy by Management. A reverse repurchase agreement involves the sale of a security by the Fund, with an agreement to repurchase the same or substantially similar security at an agreed upon price and date. Securities purchased subject to repurchase agreements must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase. There were no reverse repurchase agreements outstanding at June 30, 2008.

13  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2008, management fees waived under this Arrangement amounted to $4,248 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2008, income earned under this Arrangement amounted to $162,410 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

14  Concentration of credit risk: The Fund will normally invest at least 80% of its Managed Assets (as defined in Note B) in investments offering high current income, which generally will be in the lower rating categories of recognized rating agencies. These investments are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and will generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield investments may be relatively less liquid than the market for higher-rated investments.

  Due to the inherent volatility and illiquidity of the high yield securities in which the Fund invests and the real or perceived difficulty of issuers of those high yield securities to meet their payment obligations during economic downturns or because of negative business developments relating to the issuer or its industry in general, the value and/or price of the Fund's shares may fluctuate more than would be the case if the Fund did not concentrate in high yield securities.

15  Risk associated with the use of leverage: The Fund's use of leverage through the issuance of preferred shares and borrowings, as well as the economic leverage inherent in certain derivatives, including credit default swaps, creates risks for holders of common shares. There is no assurance that the Fund's leveraging strategies will be successful. If the Fund issues preferred shares or borrows money to make additional investments and the income and capital appreciation from those investments exceed the distributions payable on the preferred shares or the costs of borrowing, the Fund's investment return will be greater than if leverage had not been used. However, if the distributions payable on the preferred shares or the costs of borrowing exceed the income and capital appreciation from the additional investments, the Fund would lose money and its investment return will be lower than if leverage had not been used. Leverage creates risk which may adversely affect the return for holders of common shares, including:

  (a)  the likelihood of greater volatility of net asset value and market price of the Fund's common shares;

  (b)  the possibility either that common share income will fall if the preferred share distribution rate rises or the Fund's borrowing costs increase, or that common share income will fluctuate because of changes in the preferred share distribution rates or borrowing costs.

16  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

  The Fund pays all expenses incurred in connection with the operations of the Fund. These expenses, among others, include custodian and fund accounting and administrative fees, legal and audit fees, fees and expenses of the Trustees who are not "interested persons" within the meaning of the 1940 Act ("Independent Fund Trustees"), and printing expenses.

  The Fund pays Management a monthly fee computed at an annual rate of 0.60% of the Fund's average daily "Managed Assets" (net assets, including assets attributable to any outstanding preferred shares, plus the aggregate principal amount of any borrowings). Management is responsible for developing, implementing and supervising the Fund's investment program and providing certain administrative services to the Fund. Management has retained LBAM LLC to serve as the sub-adviser of the Fund and to manage the Fund's investment portfolio. Management compensates LBAM LLC for its services as sub-adviser. Management pays LBAM LLC a monthly sub-advisory fee calculated at the following annual percentage rates of the Fund's average daily Managed Assets: 0.55% on the Fund's first $25 million of Managed Assets, 0.45% on the next $25 million of Managed Assets, 0.35% on the next $50 million of Managed Assets, and 0.30% on Managed Assets that are in excess of $100 million. Management and LBAM LLC are wholly owned subsidiaries of Lehman Brothers Holdings Inc., a publicly traded corporation.

  First Trust Portfolios L.P. ("First Trust") serves as the Fund's distribution and marketing agent, and investor servicing agent. As the Fund's distribution and marketing agent, First Trust provides certain distribution and marketing services for the Fund's common shares including preparing marketing materials and presentations, developing contacts with brokers whose clients may have an interest in acquiring Fund shares and replying to information requests from prospective investors. In consideration for these services, First Trust receives a fee paid by Management.

  First Trust, as the investor servicing agent, developed and maintains a website for the Fund, assists in the dissemination of the Fund's net asset value and market price, provides ongoing shareholder and account maintenance services, replies to information requests from shareholders and aids in secondary market support. In consideration for these services, the Fund pays First Trust a monthly fee computed at the annual rate of 0.05% of the Fund's average daily Managed Assets. For the six months ended June 30, 2008, the Fund paid First Trust, as the investor servicing agent, a fee equal to $61,429.

  The Fund pays no compensation to its officers or to its trustees who are interested Trustees of Management or its affiliates.

  In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the MMP Basic Maintenance Amount, which is the minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the MMP. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. Prior to March 23, 2007, the Fund paid Investors Bank & Trust Company ("Investors Bank") for the preparation of this report. Effective March 23, 2007, the Fund pays State Street Bank & Trust Company ("State Street") for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

  Effective March 23, 2007, State Street serves as the Fund's custodian, and effective April 9, 2007, The Bank of New York serves as the Fund's transfer agent, registrar, and dividend paying agent. Prior thereto, Investors Bank served as the Fund's custodian and administrator and as transfer agent, registrar and dividend paying agent for the common shares.

  Effective March 23, 2007, the Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.05% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Effective March 23, 2007, the Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2008, the impact of this arrangement was a reduction of expenses of $1,485.

Note C—Securities Transactions:

  For the six months ended June 30, 2008, there were purchases and sales of investments (excluding short-term securities and interest rate swap contracts) of $174,667,809 and $167,039,151, respectively.

Note D—Capital:

  At June 30, 2008, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
12,254,585	—

  The Fund's Declaration of Trust authorizes the Trustees to issue an unlimited number of common shares for the Fund, each without par value. Transactions in common shares for the six months ended June 30, 2008 and for the year ended December 31, 2007 were as follows:

Reinvestment of Dividends and Distributions		Net Increase in Common Shares Outstanding
2008	2007	2008	2007
—	2,143	—	2,143

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2008	Value June 30, 2008	Income From Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	3,620,331	116,688,306	105,408,226	14,900,411	$14,900,411	$162,410
Neuberger Berman Securities Lending Quality Fund, LLC**	3,006,401	16,095,370	16,457,820	2,643,951	2,643,951	28,605
Total					$17,544,362	$191,015

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by LBAM LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncement:

  In March 2008, Financial Accounting Standards Board ("FASB") issued FASB No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

Note G—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Lehman Brothers First Trust Income Opportunity Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,					For the Period July 28, 2003^ through December 31,
	2008 (Unaudited)		2007^^	2006	2005		2004	2003
Net Asset Value, Beginning of Period (Common Shares)	$13.23		$15.05	$14.51	$15.58		$15.51	$14.33	@@
Net Investment Income¢	0.80		1.67	1.65	1.71		1.72	0.64
Net Realized and Unrealized Gain (Loss) on Investments	(.88)		(1.34)	0.61	(0.94)		0.11	1.31
Dividends to Preferred Shareholders
From Net Investment Income¢	(.16)		(0.40)	(0.37)	(0.24)		(0.11)	(0.02)
From Net Realized Gains¢	—		(0.01)	—	—		—	—
Total Dividends to Preferred Shareholders	(.16)		(0.41)	(0.37)	(0.24)		(0.11)	(0.02)
Total From Investment Operations Applicable to Common Shareholders	(.24)		(0.08)	1.89	0.53		1.72	1.93
Less Distributions to Common Shareholders
From Net Investment Income	(.66)		(1.69)	(1.35)	(1.58)		(1.55)	(0.60)
From Net Realized Gains	—		(0.05)	—	(0.02)		(0.10)	(0.02)
From Return of Capital	—		—	—	(0.00	)***	—	—
Total Distributions to Common Shareholders	(.66)		(1.74)	(1.35)	(1.60)		(1.65)	(0.62)
Common Shares Offering Costs Charged to Paid-in Capital	—		—	—	—		—	(0.03)
Preferred Shares Underwriting Commissions and Offering Costs	—		—	—	—		—	(0.10)
Net Asset Value, End of Period (Common Shares)	$12.33		$13.23	$15.05	$14.51		$15.58	$15.51
Market Value - End of Period (Common Shares)	$11.26		$11.82	$15.18	$15.61		$16.48	$15.91
Total Return on Net Asset Value (Common Shares) (%)†	(1.46	)**	(0.13)	13.91	3.63		11.99	12.73	**
Total Return on Market Value (Common Shares) (%)†	0.72	**	(11.54)	6.79	5.40		15.48	10.47	**
Ratio of Gross Expenses (excluding interest expense) to Average Net Assets Applicable to Common Shares (%)††#	1.54	*	1.44	1.49	1.53		1.48	1.42	*
Ratio of Net Expenses (excluding interest expense) to Average Net Assets Applicable to Common Shares (%)††	1.54	*§	1.44 §	1.49	1.53		1.48	1.42	*
Ratio of Interest Expense to Average Net Assets Applicable to Common Shares (%)††	—		—	—	—		—	0.19	*
Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares (%)††	12.62	*	11.33	11.29	11.44		11.36	10.00	*
Portfolio Turnover Rate (%)	71.12	**	129.41	111.49	96.18		106.76	32.08
Net Assets Applicable to Common Shares, End of Period (000)	$151,077		$162,091	$184,389	$177,659		$190,700	$189,644
Money Market Cumulative Preferred Shares
Preferred Shares Outstanding, End of Period (000)	$90,000		$90,000	$90,000	$90,000		$90,000	$90,000
Asset Coverage Per Share@	$66,978		$70,107	$76,284	$74,400		$77,975	$77,675
Involuntary Liquidation Preference Per Share	$25,000		$25,000	$25,000	$25,000		$25,000	$25,000
Approximate Market Value Per Share	$25,000		$25,000	$25,000	$25,000		$25,000	$25,000

See Notes to Financial Highlights

Notes to Financial Highlights Lehman Brothers First Trust
Income Opportunity Fund (Unaudited)

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management has not waived certain expenses.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized net expenses to average daily net assets would have been:

Six Months Ended June 30, 2008	Year Ended December 31, 2007
1.54%	1.44%

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on MMP) from the Fund's total assets and dividing by the number of MMP outstanding.

††  Expense ratios do not include the effect of distribution payments to preferred shareholders. Income ratios include income earned on assets attributable to MMP outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

@@  Net asset value at beginning of period reflects the deduction from the $15.00 offering price of the sales load of $0.675 per share paid by the shareholder.

***  Rounds to less than $0.01.

^^  Effective February 28, 2007, Management became the Fund's investment advisor.

Dividend Reinvestment Plan

The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York, as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless the shareholder elects to receive cash or unless the shares are registered in the name of a broker-dealer or other nominee (that is, in "street name") and the respective nominee does not participate in the Plan. For Plan participants, the Plan Agent will either (i) effect purchases of common shares under the Plan in the open market or (ii) distribute newly issued common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Certain broker-dealers and nominees do not permit their clients to participate in dividend reinvestment plans. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy common shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued common shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per share on the payment date.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. In the alternative, upon receipt of the participant's instructions, common shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, which hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan.

Directory

Investment Manager and Administrator

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser

Lehman Brothers Asset Management LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Stock Transfer Agent

The Bank of New York Mellon
101 Barclay Street, II-E
New York, NY 10286

Address correspondence to:

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services 800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission, at www.sec.gov, and at www.lbftincomeopportunity.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Report of Votes of Shareholders

An annual meeting of shareholders of Lehman Brothers First Trust Income Opportunity Fund was held on April 14, 2008. Shareholders voted on the following matter: (1) To elect six Class III Directors (one of which is to be elected only by holders of the Fund's Money Market Cumulative Preferred Shares) to serve until the annual meeting of shareholders in 2011, or until their successors are elected and qualified. Class I Directors (which include Faith Colish, Michael M. Knetter, Cornelius T. Ryan, Peter P. Trapp and Peter E. Sundman) and Class II Directors (which include John Cannon, C. Anne Harvey, George W. Morriss, Tom D. Seip and Jack L. Rivkin) continue to hold office until the annual meeting in 2009 and 2010, respectively.

Proposal 1 — To elect six Class III Directors (one of which is to be elected only by holders of the Fund's Money Market Cumulative Preferred Shares) to serve until the annual meeting of shareholders in 2011.

Common Shares and Money Market Cumulative Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Martha C. Goss	224,259,062.77	2,340,328.34	—	—
Robert A. Kavesh	224,007,046.88	2,592,344.23	—	—
Edward I. O'Brien	224,080,485.21	2,518,905.90	—	—
William E. Rulon	224,162,844.90	2,436,546.21	—	—
Candace L. Straight	224,335,783.96	2,263,607.15	—	—

Money Market Cumulative Preferred Shares

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Howard A. Mileaf	90,000,000	—	—	—

This page has been left blank intentionally

This page has been left blank intentionally

Investment manager: Neuberger Berman Management Inc.

Sub-adviser: Lehman Brothers Asset Management LLC

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker/Dealer and Institutional Services: 800.366.6264 Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0547 08/08

Item 2.  Code of Ethics

The Board of Trustees of Lehman Brothers First Trust Income Opportunity Fund (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed on March 12, 2007). The Code of Ethics is also available, without charge, by calling 1-800-988-5196 (toll-free).

Item 3.  Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services

Only required in the annual report.

Item 5.  Audit Committee of Listed Registrants

Only required in the annual report.

Item 6.  Schedule of Investments

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Only required in the annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Only required in the annual report. There have been no changes in any of the Portfolio Managers since the Registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21342 (filed March 12, 2007).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lehman Brothers First Trust Income Opportunity Fund

By:	/s/ Peter E. Sundman
Peter E. Sundman
Chief Executive Officer

Date: August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter E. Sundman
Peter E. Sundman
Chief Executive Officer

Date: August 22, 2008

By:	/s/ John M. McGovern John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: August 22, 2008